UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2006

CKX Lands, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	0–9669	72–0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sixth Floor, One Lakeside Plaza,
Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 337–310–0547

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Government and Management

Item 5.02

At the Board of Directors meeting of the Company held April 20, 2006, Michael P. Terranova was elected Treasurer and Chief Financial Officer to succeed William D. Blake who retired as of that date as Vice-President and Treasurer. Both Mr. Blake and Mr. Terranova are Directors and will continue as such. Mr. Terranova, a Director since 2004 has been a Partner in Terranova & Prejean, Certified Public Accountants, for over five years and will continue in that position. He is 54 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC.

Date: April 20, 2006	/s/ Arthur Hollins, III
Arthur Hollins, III President